1 Unless otherwise specified, comparisons in this presentation are between 3Q23 and 3Q24. Third Quarter 2024 Financial and operating results for the period ended September 30, 2024 October 31, 2024

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on October 31, 2024, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights ▪ 9th consecutive quarter of strong sales momentum – Record Annuity collected premiums, up 25% – Total new annualized premiums (NAP) up 1% in total, up 7% excluding direct-to- consumer (D2C) ▪ Total producing agent count (PAC) up 6%; 7th consecutive quarter of growth ▪ Policyholder and client assets up 12% ▪ Diverse and integrated distribution model and broad product portfolio delivering consistent and sustainable results Financial Highlights QUARTER IN REVIEW Continued strong results in operating earnings, production, distribution, and capital ▪ Operating EPS1 of $1.11, up 26% – Operating EPS1 excluding significant items of $0.94, up 27% – Continued strong underwriting and investment income results ▪ New money rate of 6.5%, the 7th consecutive quarter above 6% – Average yield on allocated investments up 12 basis points ▪ Capital and liquidity remain above target levels; continued strong free cash flow generation ▪ Returned $107 million to shareholders ▪ Book value per diluted share excluding AOCI1 was $35.84

5 1 Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. 2 Represents fee revenue from the sales of third-party insurance products; fees generated by our broker/dealer and registered investment advisor; fee revenue earned by Optavise. 3 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. 4 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. GROWTH SCORECARD Growth in all scorecard metrics (dollars in millions) 3Q 4Q FY 1Q 2Q 3Q vs 3Q23 New Annualized Premiums 1 $98.3 $96.1 $389.7 $104.5 $102.9 $99.4 1.1% Consumer 83.1 81.8 336.2 91.5 87.4 83.5 0.5% Worksite 15.2 14.3 53.5 13.0 15.5 15.9 4.6% Annuity Collected Premiums $372.2 $438.3 $1,583.2 $393.3 $439.1 $465.1 25.0% Fee Revenue 2 $27.9 $69.0 $177.6 $50.5 $32.0 $29.3 5.0% Policyholder and Client Assets $14,357 $14,804 -- $15,169 $15,509 $16,012 11.5% Annuity Account Values 11,452 11,636 -- 11,723 11,882 $12,081 5.5% Client Assets in BD and Advisory 3 2,905 3,168 -- 3,446 3,627 3,931 35.3% Producing Agent Counts (PAC) 4,588 4,573 -- 4,690 4,811 4,859 5.9% Consumer 4,267 4,224 -- 4,322 4,422 4,484 5.1% Worksite 321 349 -- 368 389 375 16.8% Average Book Value of Investments & Cash $27,288 $27,649 -- $27,897 $28,577 $29,716 8.9% Average Yield on Allocated Investments 4.69% 4.68% 4.66% 4.70% 4.81% 4.81% 12 bps New Money Rate 6.03% 6.92% -- 6.17% 6.41% 6.50% 47 bps Book Value per Diluted Share x AOCI 4 $33.75 $33.94 -- $34.97 $36.00 $35.84 6.2% 2-year CAGR 14.6% 12.4% -- 11.2% 8.6% 6.0% -- IN V E S T M E N T S & C A P IT A L Change2023 P R O D U C T IO N D IS T R IB U T IO N 2024

6 CONSUMER DIVISION UPDATE 8th consecutive quarter of sustained sales momentum ▪ PAC up 5%, 7th consecutive quarter of growth – Recruiting up 5%, 9th consecutive quarter of growth ▪ Agent productivity and retention remain strong and sustainable ▪ Continued disciplined and opportunistic approach to D2C advertising spend ▪ NAP generated from web/digital channels 32% of total D2C ▪ Life and Health NAP up 1%, Field agent NAP up 9% ▪ Health NAP up 11%; Medicare Supplement NAP up 15%; LTC NAP up 31% ▪ Record Annuity collected premiums, up 25%; Account values up 6% ▪ Medicare Advantage policies sold up 26% ▪ Client assets in brokerage and advisory up 35% to a record $3.9B – New accounts up 11% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 10th consecutive quarter of NAP growth ▪ Life and Health NAP up 4% ▪ New products driving growth – Hospital Indemnity product up 66% – Critical Illness product up 9% ▪ Fee sales1 up 108% ▪ NAP from new group clients up 164% ▪ PAC up 17%, first-year PAC up 16% ▪ Strong agent recruiting and retention ▪ Continued success with geographic expansion, contributing 11% of NAP growth in the quarter Operational Highlights Distribution Highlights 1 Fee sales represents the annualized value of fee-based services contracts executed in the quarter.

81 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Net operating income1 $101.3 $119.2 Net operating income excluding significant items1 $84.4 $100.4 Weighted average shares outstanding (in millions) 114.5 107.1 Net operating earnings per share1 Third Quarter 2024 (dollars in millions, except where noted) Earnings Results FINANCIAL HIGHLIGHTS Operating EPS growth driven by continued strong underwriting and NII results 3Q23 3Q24 ▪ Operating EPS1 of $1.11, up 26% — Net favorable results from annual actuarial review ▪ Operating EPS1 excl. significant items of $0.94, up 27% — Strong insurance product margins across most product lines — NII allocated to products, benefiting from growing asset base and 12 bps improvement in yield — NII not allocated to products benefiting from improved alternative investment returns — Expense ratio excluding significant items was 18.8% in 3Q24 and 19.2% LTM ▪ Maintained robust capital position, bolstered by strong free cash flow generation ▪ Accelerated capital return, $90 million of share repurchases ▪ Operating ROE1 as reported of 11.7%, and 10.5% excluding significant items $0.88 $0.74 Excluding significant items $0.94 $1.11

9 (dollars in millions) Insurance Product Margin Excluding Significant Items1 1 Excludes the following impacts from annual actuarial review. See the Appendix for a reconciliation to the corresponding GAAP measure. 4Q23: Annuity - $12.9 million, Health - $22.3 million, and Life - ($1.3) million 3Q24: Annuity - $36.2 million, Health - ($8.2) million, and Life ($0.7) million Annuity margin ▪ Fixed Indexed Annuities – higher amortization from assumption unlocking and spread compression ▪ Other Annuities – favorable reserve releases due to higher mortality on closed block policies Health margin ▪ Supplemental Health – favorable morbidity and growth in the block ▪ LTC – favorable morbidity and growth in the block Life margin ▪ Traditional Life – lower nondeferrable advertising expense Annual actuarial review ▪ Current period net benefit of $27.3 million, primarily due to Fixed Indexed Annuities ▪ Quarterly go-forward income pattern changes beginning 3Q24 ▪ Fixed Indexed Annuities – ($1.5) million ▪ Med Supp – ($0.5) million Highlights INSURANCE PRODUCT MARGIN Continued strong underwriting margin 3Q23 4Q23 1Q24 2Q24 3Q24 Annuity $57.0 $50.7 $52.0 $76.1 $54.9 Fixed Indexed Annuities $47.2 $41.5 $43.4 $49.9 $42.8 Fixed Interest Annuities $8.4 $7.7 $7.6 $8.7 $7.3 Other Annuities $1.4 $1.5 $1.0 $17.5 $4.8 Health $123.2 $124.1 $123.0 $135.9 $136.0 Supplemental Health $62.8 $66.5 $65.4 $65.1 $68.3 Medicare Supplement $37.2 $31.9 $26.5 $35.5 $35.7 Long-term Care $23.2 $25.7 $31.1 $35.3 $32.0 Life $59.8 $65.9 $54.6 $63.1 $64.0 Interest Sensitive Life $22.9 $25.0 $22.5 $23.9 $24.4 Traditional Life $36.9 $40.9 $32.1 $39.2 $39.6 Total Margin $240.0 $240.7 $229.6 $275.1 $254.9

10 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-18 of the financial supplement for more information on the components of net investment income. 2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities. ▪ Average yield on allocated investments of 4.81% vs. 4.69% in 3Q23 ▪ Average net insurance liabilities 2 up 2.4% ▪ New money rate of 6.50%, compared to 6.41% in 2Q24 and 6.03% in 3Q23 ▪ Average book value of invested assets up 9%; 9th consecutive quarter of book yield increase ▪ Earned yield of 4.71%, compared to 4.71% in 2Q24 and 4.55% in 3Q23 ▪ Investment income not allocated to product lines up $7.1 million ▪ Improved alternative investment income year-over-year ▪ Issued $400 million FABN in the quarter Investment Income Allocated to Product Lines Investment Income Not Allocated to Product Lines Total Net Investment Income1 Annuity Health Life Not allocated $- $100.0 $200.0 $300.0 3Q 2023 3Q 2024 $ 254.0$241.5 $38.4 $45.5 $- $100.0 $200.0 $300.0 3Q 2023 3Q 2024 $- $100.0 $200.0 $300.0 3Q 2023 3Q 2024 $299.5 $279.9 INVESTMENT RESULTS Continued strong net investment income (dollars in millions)

11 1 Fair Value as of 09/30/2024 PORTFOLIO COMPOSITION High-quality, liquid portfolio producing solid and consistent results Highlights General Approach IG Corporates, 41.3% CDs, 1.6% Non- Agency RMBS, 5.7% Mortgage Loans, 7.8% HY Corporates, 2.1% CMBS, 7.9% Municipals, 10.2% ABS, 5.4% Govts/Agency, 3.8% CLO, 3.7% Equities, 0.4% Other Invested Assets, 2.9% Alternatives, 2.5% Policy Loans, 0.5% Cash, 4.2% $29 Billion of Invested Assets1 ▪ High degree of liquidity: over 45% of portfolio in corporate and government bonds ▪ Strong credit risk profile — Capital efficient: 97% rated NAIC 1 or 2 — Portfolio average rating A — CRE portfolio performing as expected ▪ Positioned for stable performance across credit cycles ▪ Focus on quality - margin against adverse development ▪ Low impairments through multiple cycles ▪ Embedded asset liability management ▪ Opportunistic investments protect/grow book yield and core earnings power

12 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions) ◼ Target consolidated RBC ratio of approximately 375% ◼ RBC variability expected in periods of market volatility ◼ Target leverage of 25% - 28% ◼ Reported result of 32.5%2 includes $500 million note maturing May 2025, expected to be repaid with proceeds from the recent $700 million debt issuance. Excluding this note, debt to capital is 26.0%2 ◼ Debt covenant ceiling of 35% ◼ $145 million in debt capacity to top of target leverage range, assuming repayment of 2025 Notes ◼ Target minimum holding company liquidity of $150 million ◼ Liquidity backstopped by $250 million undrawn revolver ◼ Issued $700 million in senior unsecured notes in 2Q24, $500 million earmarked for repayment of May 2025 maturity ◼ Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Capital and liquidity remain above target levels 25.5% Debt to capital2 excluding $500 million note maturing May 2025 $167 $256 $223 2022 2023 1Q24 2Q24 3Q24 23.4% 23.1% 22.9% 32.0% 32.5% 2022 2023 1Q24 2Q24 3Q24 25.5% $429 $453 26.0% 384% 402% 391% 394% 388% 2022 2023 1Q24 2Q24 3Q24

13 Earnings ▪ $3.50 - $3.60 operating EPS ▪ 19.0% – 19.2% expense ratio ▪ ~23% effective tax rate ▪ $250 – $275 million excess cash flow to holding company ▪ 375% consolidated RBC ratio target ▪ $150 million minimum holding company liquidity ▪ 25% – 28% target leverage Free Cash Flow / Excess Capital 2024 OUTLOOK Raising full-year guidance for earnings and cash flow Guidance excludes significant items

14 4 5 3 2 1 Exclusive focus on underserved middle-income market Significant demographic tailwinds Diverse and integrated "last mile" virtual and in-person model Growth initiatives delivering sustainable results Strong balance sheet and solid free cash flow generation WHY INVEST IN CNO

15 Questions and Answers

16 ▪ Cash Flow Profile Slide 17 ▪ Broker-Dealer/Registered Investment Advisor Slide 18 ▪ Expense Ratio Slide 19 ▪ New Money Rate Walk Slide 20 ▪ New Money Summary Slide 21 ▪ Commercial Mortgage Loans Slide 22 ▪ Commercial Mortgage-Backed Securities Slide 23 ▪ Long-Term Care Insurance Slide 24 ▪ Tax Asset Summary Slide 25 Appendix 1: Quarter in Review

17 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions (dollars in millions) CASH FLOW PROFILE

18 Account values up 35% YoY; Record $3.9 billion in client assets 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Prior periods have been restated to conform with current presentation. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Representative counts represent the average of the last 3 months. (dollars in millions) BROKER-DEALER/REGISTERED INVESTMENT ADVISOR 3Q 4Q 1Q 2Q 3Q Net New Client Assets in Brokerage 16.7$ (1.0)$ 10.5$ 55.9$ 36.6$ Brokerage and Advisory 1 Advisory 47.8 18.7 57.7 82.9 91.7 Total 64.5$ 17.7$ 68.2$ 138.8$ 128.3$ Client Assets in Brokerage and Brokerage 1,597.6$ 1,729.8$ 1,855.6$ 1,932.2$ 2,058.5$ Advisory 1 at end of period Advisory 1,307.6 1,438.2 1,590.4 1,694.6 1,872.2 Total 2,905.2$ 3,168.0$ 3,446.0$ 3,626.8$ 3,930.7$ Registered Agent Counts 2,3 Total 701 708 710 718 722 2023 2024

19 1 Expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 27 and 29 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 1Q 2Q 3Q 4Q 1Q 2Q 3Q Allocated & Non Allocated Expenses 175.8$ 170.6$ 145.7$ 158.6$ 178.4$ 172.1$ 171.5$ Allocated & Non Allocated Expenses - YTD 175.8 346.4 492.1 650.7 178.4 350.5 522.0 Significant Items 2 -$ -$ (21.7)$ -$ -$ -$ 2.9$ Significant Items - YTD 2 - - (21.7) (21.7) - - 2.9 Allocated & Non Allocated Expenses Excluding Significant Items 175.8$ 170.6$ 167.4$ 158.6$ 178.4$ 172.1$ 168.6$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 175.8 346.4 513.8 672.4 178.4 350.5 519.1 Policy Income and Net Investment Income Allocated to Products 861.2$ 866.4$ 867.5$ 868.2$ 873.7$ 893.8$ 899.0$ Policy Income and Net Investment Income Allocated to Products - YTD 861.2 1,727.6 2,595.1 3,463.3 873.7 1,767.5 2,666.5 Expense Ratio excluding Significant Items 20.4% 19.7% 19.3% 18.3% 20.4% 19.3% 18.8% Expense Ratio excluding Significant Items - YTD 20.4% 20.1% 19.8% 19.4% 20.4% 19.8% 19.5% Rolling Twelve Months Ratio 19.7% 19.6% 19.6% 19.4% 19.4% 19.3% 19.2% 2023 2024

20 NEW MONEY RATE WALK

21 3Q24 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) IG Corp BBB, 23.7% RMBS, 20.1% Municipals, 12.2% Alternatives, 9.4% IG Corp AAA-A, 7.7% CRE Loans, 7.5% ABS, 7.4% HY Corp, 4.3% CMBS, 4.0% CLO Debt, 3.6% EM, 0.1% $ % GAAP YTM Duration IG Corp BBB 141.8 23.7% 5.83% 8.0 RMBS 120.4 20.1% 6.34% 4.0 Municipals 73.1 12.2% 5.75% 11.4 Alternatives 56.1 9.4% 9.71% 2.8 IG Corp AAA-A 45.9 7.7% 5.39% 8.4 CRE Loans 44.7 7.5% 5.82% 3.4 ABS 44.3 7.4% 6.80% 2.8 HY Corp 25.9 4.3% 7.60% 3.5 CMBS 24.2 4.0% 7.04% 1.0 CLO Debt 21.3 3.6% 7.17% 0.9 EM 0.4 0.1% 5.89% 6.5 Total 598.2 100% 6.50% 5.7

22 $16.7 $9.0 $50.2 $74.5 $114.0 2024 2025 2026 2027 2028 Our CRE loan portfolio emphasizes lower risk sectors Our CRE loan portfolio is conservatively margined with cushion for adverse development We emphasize stabilized cash flowing properties DSCR Our CRE loan portfolio is not significantly exposed to 2024/2025 maturity default risk (dollars in millions) % o f T o ta l A U M LTV COMMERCIAL MORTGAGE LOANS M a tu ri ti e s ( $ m m ) One delinquent loan in the last 8 years Apartment $492.8 38% Industrial $353.2 28% Mixed Use $15.5 1% Office $117.3 9% Other $101.2 8% Retail $200.4 16% 41.5% 19.5% 19.7% 9.9% 4.1% 5.4% <40% 40%-50% 50%-60% 60%-70% 70%-80% >80% Prop Type Avg LTV (%) Apartment 46.8 Industrial 42.8 Mixed Use 47.2 Office 61.7 Other 25.9 Retail 41.5 48.6% 22.9% 18.0% 8.9% 1.6% 0.0% >2.00x 1.70x-2.00x 1.40x-1.70x 1.15x-1.40 1.00x-1.15x <1.00x

23 Source: NAIC Loss Scenario Our CMBS investments have significant structural cushion for collateral losses Our holdings have limited loss content in severe scenarios Change in CRE Values NAIC Scenarios BearBull Estimated Life of Portfolio CNO Principal Loss Our CMBS allocation is tilted toward lower risk property types Our CMBS allocation is highly rated - 93% AAA/AA/A categories 70% of our CMBS investments are considered ‘no-loss’ in 2024 NAIC scenario testing The composition in the 10% credit support bucket: 40% Freddie K, 49% SASB, 11% Conduit. Base Case Loss <50bps. % L o s s A b s o rb in g S u b o rd in a ti o n i n S tr u c tu re (dollars in millions) COMMERCIAL MORTGAGE-BACKED SECURITIES AAA, 68% BB, 2% A, 11% AA, 12% BBB, 7% B, 0.1% 9% 14% 25% 51% <10 10-15 15-30 >30 CNO Index Multifamily Office Other Industrial Retail Hotel 6.6 8.2 9.2 13.0 18.6 22.2 26.0 32.5 10% 6% -1% -10% -19% -24% -29% -40%

24 New sales (~$50 million annually) focused on short duration products ▪ Recent growth due to launch of new LTC Fundamental product ▪ 99% of new sales for policies with 2 years or less in benefits ▪ Average benefit period of 12 months Reserve assumptions informed by historical experience ▪ No morbidity improvement ▪ No mortality improvement ▪ Minimal future rate increases Favorable economic profile ▪ Total LTC is just 12.8% of overall CNO insurance liabilities ▪ Downside risk significantly reduced after 2018 reinsurance transaction ▪ Average maximum benefit at issuance is $164 per day for inforce block Block highlights ▪ Less than 25% of policies have inflation benefits ▪ 2.2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years ▪ Average attained age is 74.8 years Highly differentiated inforce block; Prudently managed LONG-TERM CARE INSURANCE

25 Value of NOLs Details ▪ Effective January 1, 2024, the Company changed its method of accounting for indirect costs allocable to self-constructed real estate assets. This tax method change will result in a current year deduction of certain costs previously capitalized under the prior method. As a result, the Company recognized a loss of $985 million in the first quarter of 2024 for tax reporting purposes. In 2024, the loss will offset 100% of non- life taxable income and 35% of life taxable income. Any remaining loss after 2024 can be carried forward indefinitely but will be limited each year to 80% of non-life taxable income and 35% of life taxable income pursuant to tax regulations. ▪ In May 2024, the Internal Revenue Service ("IRS") changed the requirements as it relates to the above tax method accounting change. Previously this tax method accounting change was automatically accepted by the IRS, now the IRS requires companies to obtain approval. The Company requested approval for this method change in June 2024. ▪ Remaining non-life NOLs with expiration dates ranging from 2026 through 2035 are expected to be fully utilized and can offset 100% of non-life taxable income and 35% of life taxable income. ▪ Total estimated economic value of tax assets related to our NOLs and tax strategy of approximately $199 million @ 10% discount rate ($1.88 on a per share basis). $274 (dollars in millions) $274 million / $2.58 per diluted share value of remaining NOLs Non-Life NOLs with Expiration Dates (2026-2035) $77 2024 Non-Life Tax Loss $197 TAX ASSET SUMMARY AS OF SEPTEMBER 30, 2024

26 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 27 - 42

27 (dollars in millions, except per-share amounts) (1) Impacts arising from our comprehensive annual actuarial review. (2) Unfavorable impact related to a fixed asset impairment. (3) A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q24 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q24 SIGNIFICANT ITEMS Insurance product margin Annuity 91.1$ (36.2)$ (1) 54.9$ Health 127.8 8.2 (1) 136.0 Life 63.3 0.7 (1) 64.0 Total insurance product margin 282.2 (27.3) 254.9 Allocated expenses (153.0) - (153.0) Income from insurance products 129.2 (27.3) 101.9 Fee income (2.7) - (2.7) Investment income not allocated to product lines 45.5 - 45.5 Expenses not allocated to product lines (18.5) 2.9 (2) (15.6) Operating earnings before taxes 153.5 (24.4) 129.1 Income tax (expense) benefit on operating income (34.3) 5.6 (28.7) Net operating income (3) 119.2$ (18.8)$ 100.4$ Net operating income per diluted share (3) 1.11$ (0.17)$ 0.94$ Three months ended September 30, 2024 Actual results Significant items Excluding significant items

28 Insurance product margin Annuity 63.6$ (12.9)$ (1) 50.7$ Health 146.4 (22.3) (1) 124.1 Life 64.6 1.3 (1) 65.9 Total insurance product margin 274.6 (33.9) 240.7 Allocated expenses (138.8) - (138.8) Income from insurance products 135.8 (33.9) 101.9 Fee income 17.8 - 17.8 Investment income not allocated to product lines 38.3 - 38.3 Expenses not allocated to product lines (19.8) - (19.8) Operating earnings before taxes 172.1 (33.9) 138.2 Income tax (expense) benefit on operating income (38.2) 7.5 (30.7) Net operating income (2) 133.9$ (26.4)$ 107.5$ Net operating income per diluted share (2) 1.18$ 0.23$ 0.95$ Three months ended December 31, 2023 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Impacts arising from our comprehensive annual actuarial review. (2) A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q23 SIGNIFICANT ITEMS

29 Insurance product margin Annuity 57.0$ -$ 57.0$ Health 123.2 - 123.2 Life 59.8 - 59.8 Total insurance product margin 240.0 - 240.0 Allocated expenses (153.2) - (153.2) Income from insurance products 86.8 - 86.8 Fee income (2.9) - (2.9) Investment income not allocated to product lines 38.4 - 38.4 Expenses not allocated to product lines 7.5 (21.7) (1) (14.2) Operating earnings before taxes 129.8 (21.7) 108.1 Income tax (expense) benefit on operating income (28.5) 4.8 (23.7) Net operating income (2) 101.3$ (16.9)$ 84.4$ Net operating income per diluted share (2) 0.88$ (0.14)$ 0.74$ Three months ended September 30, 2023 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Legal recoveries, net of expenses and increased legal accruals. (2) A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 3Q23 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q23 SIGNIFICANT ITEMS

30 Insurance product margin Annuity 50.8$ 3.2$ (1) 54.0$ Health 140.4 (18.3) (1) 122.1 Life 43.3 14.4 (1) 57.7 Total insurance product margin 234.5 (0.7) 233.8 Allocated expenses (149.1) - (149.1) Income from insurance products 85.4 (0.7) 84.7 Fee income 9.2 - 9.2 Investment income not allocated to product lines 25.2 - 25.2 Expenses not allocated to product lines (12.8) - (12.8) Operating earnings before taxes 107.0 (0.7) 106.3 Income tax (expense) benefit on operating income (24.1) 0.2 (23.9) Net operating income (2) 82.9$ (0.5)$ 82.4$ Net operating income per diluted share (2) 0.71$ -$ 0.71$ Three months ended December 31, 2022 Actual results Significant items Excluding significant items (dollars in millions, except per-share amounts) (1) Impacts arising from our comprehensive annual actuarial review. (2) A non-GAAP measure. See pages 31 and 33 for a reconciliation to the corresponding GAAP measure. The table below summarizes the financial impact of significant items on our 4Q22 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 4Q22 SIGNIFICANT ITEMS

31 (dollars in millions) *Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. A reconciliation of net operating income to net income applicable to common stock is provided in the above table. QUARTERLY EARNINGS 3Q23 4Q23 1Q24 2Q24 3Q24 Insurance product margin Annuity 57.0$ 63.6$ 52.0$ 76.1$ 91.1$ Health 123.2 146.4 123.0 135.9 127.8 Life 59.8 64.6 54.6 63.1 63.3 Total insurance product margin 240.0 274.6 229.6 275.1 282.2 Allocated expenses (153.2) (138.8) (161.6) (154.6) (153.0) Income from insurance products 86.8 135.8 68.0 120.5 129.2 Fee income (2.9) 17.8 11.3 0.8 (2.7) Investment income not allocated to product lines 38.4 38.3 12.3 44.8 45.5 Expenses not allocated to product lines 7.5 (19.8) (16.8) (17.5) (18.5) Operating earnings before taxes 129.8 172.1 74.8 148.6 153.5 Income tax expense on operating income (28.5) (38.2) (17.3) (34.0) (34.3) Net operating income* 101.3 133.9 57.5 114.6 119.2 Net realized investment gains (losses) from sales, impairments and change in allowance for credit losses (20.1) 1.4 (4.6) (21.9) (11.1) Net change in market value of investments recognized in earnings (9.2) 8.8 12.4 4.7 12.3 Changes in fair value of embedded derivative liabilities and market risk benefits 109.4 (124.6) 64.0 16.8 (127.1) Fair value changes related to agent deferred compensation plan 6.8 (10.3) - 3.5 (3.5) Other (1.1) (1.3) (0.4) (1.1) (13.1) Non-operating income (loss) before taxes 85.8 (126.0) 71.4 2.0 (142.5) Income tax (expense) benefit on non-operating income (loss) (19.8) 28.4 (16.6) (0.3) 32.6 Net non-operating income (loss) 66.0 (97.6) 54.8 1.7 (109.9) Net income 167.3$ 36.3$ 112.3$ 116.3$ 9.3$

32 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non-operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

33 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Net income applicable to common stock 167.3$ 36.3$ 112.3$ 116.3$ 9.3$ Non-operating items: Net realized investment (gains) losses from sales and impairments 20.1 (1.4) 4.6 21.9 11.1 Net change in market value of investments recognized in earnings 9.2 (8.8) (12.4) (4.7) (12.3) Changes in fair value of embedded derivative liabilities and market risk benefits (109.4) 124.6 (64.0) (16.8) 127.1 Fair value changes related to the agent deferred compensation plan (6.8) 10.3 - (3.5) 3.5 Other 1.1 1.3 0.4 1.1 13.1 Non-operating (income) loss before taxes (85.8) 126.0 (71.4) (2.0) 142.5 Income tax expense (benefit) on non-operating income 19.8 (28.4) 16.6 0.3 (32.6) Net non-operating (income) loss (66.0) 97.6 (54.8) (1.7) 109.9 Net operating income (a non-GAAP financial measure) 101.3$ 133.9$ 57.5$ 114.6$ 119.2$ Per diluted share: Net income 1.46$ 0.32$ 1.01$ 1.06$ 0.09$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.14 (0.01) 0.03 0.15 0.08 Net change in market value of investments recognized in earnings (net of taxes) 0.06 (0.06) (0.08) (0.03) (0.09) Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) (0.74) 0.85 (0.44) (0.12) 0.91 Fair value changes related to the agent deferred compensation plan (net of taxes) (0.05) 0.07 - (0.02) 0.03 Other 0.01 0.01 - 0.01 0.09 Net operating income (a non-GAAP financial measure) 0.88$ 1.18$ 0.52$ 1.05$ 1.11$

34 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Operating income 101.3$ 133.9$ 57.5$ 114.6$ 119.2$ Weighted average shares outstanding for basic earnings per share 112,689 111,590 108,964 107,731 105,102 Effect of dilutive securities on weighted average shares: Employee benefit plans 1,773 2,067 1,881 1,527 2,029 Weighted average shares outstanding for diluted earnings per share 114,462 113,657 110,845 109,258 107,131 Net operating income per diluted share 0.88$ 1.18$ 0.52$ 1.05$ 1.11$

35 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Total shareholders' equity 1,890.1$ 2,215.6$ 2,367.7$ 2,428.9$ 2,687.8$ Shares outstanding for the period 112,163,169 109,357,540 108,568,594 106,513,566 103,922,954 Book value per share 16.85$ 20.26$ 21.81$ 22.80$ 25.86$ Total shareholders' equity 1,890.1$ 2,215.6$ 2,367.7$ 2,428.9$ 2,687.8$ Accumulated other comprehensive loss (1,956.7) (1,576.8) (1,480.3) (1,464.3) (1,116.0) Adjusted shareholders' equity excluding AOCI 3,846.8$ 3,792.4$ 3,848.0$ 3,893.2$ 3,803.8$ Shares outstanding for the period 112,163,169 109,357,540 108,568,594 106,513,566 103,922,954 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,811,501 2,392,716 1,467,901 1,626,443 2,218,846 Diluted shares outstanding 113,974,670 111,750,256 110,036,495 108,140,009 106,141,800 Book value per diluted share (a non-GAAP measure) 33.75$ 33.94$ 34.97$ 36.00$ 35.84$

36 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from sales, impairments and change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) other non- operating items consisting primarily of earnings attributable to variable interest entities, net of taxes (“net operating income,” a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because the items excluded from net operating income can be affected by events that are unrelated to the company's underlying fundamentals. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

37 The calculations of: (i) Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Operating income 305.1$ 356.1$ 355.0$ 407.3$ 425.2$ Operating income, excluding significant items 287.7$ 312.8$ 311.7$ 364.0$ 380.0$ Net income 278.2$ 276.5$ 389.6$ 432.2$ 274.2$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,582.8$ 3,631.5$ 3,650.0$ 3,648.4$ 3,620.8$ Average common shareholders' equity 1,918.3$ 1,977.5$ 2,075.3$ 2,171.4$ 2,325.3$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.5% 9.8% 9.7% 11.2% 11.7% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 8.0% 8.6% 8.5% 10.0% 10.5% Return on equity 14.5% 14.0% 18.8% 19.9% 11.8% Twelve Months Ended

38 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 4Q22 82.9$ (0.5)$ 82.4$ 342.5$ 38.0$ 630.6$ 1Q23 58.6 - 58.6 336.6 (0.8) 446.4 2Q23 62.3 - 62.3 281.2 73.7 286.8 3Q23 101.3 (16.9) 84.4 287.7 167.3 278.2 4Q23 133.9 (26.4) 107.5 312.8 36.3 276.5 1Q24 57.5 - 57.5 311.7 112.3 389.6 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (18.8) 100.4 380.0 9.3 274.2

39 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Pre-tax operating earnings (a non-GAAP financial measure) 394.4$ 459.5$ 457.9$ 525.3$ 549.0$ Income tax expense (89.3) (103.4) (102.9) (118.0) (123.8) Operating return 305.1 356.1 355.0 407.3 425.2 Non-operating items: Net realized investment losses from sales and impairments (91.3) (62.7) (54.6) (45.2) (36.2) Net change in market value of investments recognized in earnings (24.1) (6.3) 8.0 16.7 38.2 Changes in fair value of embedded derivative liabilities and market risk benefits 78.3 (29.9) 99.2 65.6 (170.9) Fair value changes and amendment related to the agent deferred compensation plan 7.0 (3.5) (3.5) - (10.3) Other (5.1) (0.3) (3.0) (3.9) (15.9) Non-operating income (loss) before taxes (35.2) (102.7) 46.1 33.2 (195.1) Income tax (expense) benefit on non-operating income (loss) 8.3 23.1 (11.5) (8.3) 44.1 Net non-operating income (loss) (26.9) (79.6) 34.6 24.9 (151.0) Net income 278.2$ 276.5$ 389.6$ 432.2$ 274.2$ Twelve Months Ended

40 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q22 2Q22 3Q22 4Q22 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,141.7$ 3,329.0$ 3,510.3$ 3,557.1$ Net operating loss carryforwards 238.2 214.7 190.9 169.0 Accumulated other comprehensive loss (561.5) (1,415.8) (1,837.8) (1,957.3) Common shareholders' equity 2,818.4$ 2,127.9$ 1,863.4$ 1,768.8$ 1Q23 2Q23 3Q23 4Q23 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,543.8$ 3,603.0$ 3,744.2$ 3,712.8$ Net operating loss carryforwards 152.4 126.3 102.6 79.6 Accumulated other comprehensive loss (1,664.4) (1,733.5) (1,956.7) (1,576.8) Common shareholders' equity 2,031.8$ 1,995.8$ 1,890.1$ 2,215.6$ 1Q24 2Q24 3Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ Net operating loss carryforwards 311.2 296.5 273.9 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

41 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 3Q23 4Q23 1Q24 2Q24 3Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,582.8$ 3,631.5$ 3,650.0$ 3,648.4$ 3,620.8$ Net operating loss carryforwards 148.6 126.4 135.1 176.2 218.9 Accumulated other comprehensive loss (1,813.1) (1,780.4) (1,709.8) (1,653.2) (1,514.4) Common shareholders' equity 1,918.3$ 1,977.5$ 2,075.3$ 2,171.4$ 2,325.3$ Trailing Four Quarter Average

42 Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 2022 2023 1Q24 2Q24 3Q24 Corporate notes payable 1,138.8$ 1,140.5$ 1,141.0$ 1,832.3$ 1,832.9$ Total shareholders' equity 1,768.8 2,215.6 2,367.7 2,428.9 2,687.8 Total capital 2,907.6$ 3,356.1$ 3,508.7$ 4,261.2$ 4,520.7$ Corporate debt to capital 39.2% 34.0% 32.5% 43.0% 40.5% Corporate notes payable 1,138.8$ 1,140.5$ 1,141.0$ 1,832.3$ 1,832.9$ Total shareholders' equity 1,768.8 2,215.6 2,367.7 2,428.9 2,687.8 Less accumulated other comprehensive (income) loss 1,957.3 1,576.8 1,480.3 1,464.3 1,116.0 Total capital 4,864.9$ 4,932.9$ 4,989.0$ 5,725.5$ 5,636.7$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.4% 23.1% 22.9% 32.0% 32.5% Corporate notes payable 1,832.3$ 1,832.9$ Assumed repayment of 2025 notes, net of unamortized debt issuance costs (499.0) (499.2) Adjusted corporate notes payable 1,333.3$ 1,333.7$ Total shareholders' equity 2,428.9$ 2,687.8$ Less accumulated other comprehensive loss 1,464.3 1,116.0 Loss on assumed extinguishment of debt (0.8) (0.6) Adjusted shareholders' equity 3,892.4$ 3,803.2$ Adjusted total capital 5,225.7$ 5,136.9$ Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure) 25.5% 26.0%